EXHIBIT

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                  $109,248,500
                      MERRILL LYNCH MORTGAGE INVESTORS, INC
             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H2

------------------------------------------------------------------------------------------------------------------------------------
                                                       TO MATURITY                 TO CALL
                                                  ----------------------    ----------------------
                                  EXPECTED                   EXPECTED                  EXPECTED            FINAL
                CLASS              RATINGS          AVG.      PAYMENT         AVG.      PAYMENT          SCHEDULED           DAY
  CLASS         SIZE(1)         S&P / MOODY'S     LIFE(2)    WINDOW(2)      LIFE(3)    WINDOW(3)     DISTRIBUTION DATE       COUNT
  -----         -------         -------------     -------    ---------      -------    ---------     -----------------       -----
    A         $109,248,500         AAA/AAA          3.11      1 - 211         2.85      1 - 94        January 25, 2029     Act/360
------------------------------------------------------------------------------------------------------------------------------------

(1)   CLASS SIZE IS SUBJECT TO A VARIANCE OF 10%


Depositor:                     Merrill Lynch Mortgage Investors, Inc.

Master Servicer:               Litton Loan Servicing LP

Trustee:                       Chase Manhattan Bank

Originator:                    Pacific America Money Center, Inc.

Underwriter:                   Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

Cut-Off Date:                  June 1, 1999

Exp. Pricing:                  Week of June 7, 1999

Exp. Settlement:               Week of June 21, 1999, through DTC, Euroclear and
                               Cedelbank ("CEDEL")

Prepayment Speed:              25% CPR

Distribution Dates:            The 25th day of each month (or if such 25th day
                               is not a business day, the next succeeding business day), commencing on July 26, 1999.

Collateral:                    Conventional, adjustable rate, one-to-four
                               family, first lien mortgage loans indexed to 6
                               Month LIBOR.

Optional Termination:          The owner of the Class R Certificate has the
                               option (or if the owner of the Class R
                               Certificate does not exercise such option, the Master Servicer has the option) to purchase all the mortgage loans and any properties that the trustee acquired in satisfaction of any of the mortgage loans. This option can be exercised (i) by the holder of the Class R Certificate only if the Class R Certificate is not held by the Depositor or any affiliate, and (ii) only when the total principal balance of the mortgage loans, including the mortgage loans related to the properties which the trustee has acquired, is 10% or less than the total principal balance of the mortgage loans on the Cut-Off Date.

Step-Up Coupon: The Pass-Through Margin for the Class A Certificates will double for any Distribution Date after the date on which the pool balance is 10% or less than the total principal balance of the mortgage loans on the Cut-Off Date.

SMMEA: The Class A Certificates will constitute "mortgage related securities" for purposes of SMMEA.

ERISA:                         The Class A Certificates will be ERISA eligible.
                               However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Tax Status:                    REMIC

Advancing:                     The Master Servicer will be obligated to make
                               Monthly Advances of delinquent principal and interest (to the extent deemed recoverable).

Prepayment Interest            The Master Servicer will be obligated to pay from
Shortfalls                     its own funds Prepayment Interest (but only to
                               the extent of 50% of the Servicing Fee for the related Collection Period).


                                       1

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------




Credit Enhancement:            Credit Enhancement: The credit enhancement
                               provided for the benefit of the holders consists solely of:

                               A)        Monthly Excess Interest;

                               B)        Overcollateralization; and

                               C)        The Certificate Insurance Policy


                               MONTHLY EXCESS INTEREST

                               On each remittance date, the amount of interest due on the mortgage loans will generally be greater than the amount needed to make monthly interest payments on the certificates and to pay certain fees for such month. Excess interest from the mortgage loans will be used first to cover any shortfalls in the required payments of principal on the Class A Certificates, and then for overcollateralization.


                               OVERCOLLATERALIZATION

                               (1) Overcollateralization will initially equal 2.15% of the original mortgage loan amount.

                               (2)   Before the step-down date, the
                                     overcollateralization target is 6.95% of the original mortgage loan amount (subject to a Trigger Event).

                               (3)   On and after the step-down date, the
                                     overcollateralization target is the lesser of 13.90% of the current aggregate mortgage loan balance, and 6.95% of the original mortgage loan amount (subject to a Trigger Event).

                               (4) The overcollateralization amount is subject to a floor of 0.50% of the original mortgage loan amount (subject to a Trigger Event).


                               THE CERTIFICATE INSURANCE POLICY

                                     On the Closing Date, the Certificate
                                     Insurer will issue the Certificate
                                     Insurance Policy in favor of the Trustee.
                                     Subject to certain limitations described in the Prospectus Supplement, the policy will unconditionally and irrevocably guarantee the monthly payment of interest due on the Class A Certificates and the ultimate receipt of the certificate principal balance of the Class A Certificates. The Policy does not cover, and Insured Payments shall not include, any Civil Relief Interest Shortfalls, and Prepayment Interest Shortfalls, any LIBOR shortfall or any LIBOR Carryover Amount.


                                       2

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------



INTEREST:

Interest Accrual:                    Interest will accrue from the
                                     Distribution Date in the month immediately preceding the month in which such Distribution Date occurs through the day before such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date).

Pass-Through Rate (Available
Funds): The Pass-Through Rate on the Class A Certificates will be the lesser of: i) the LIBOR Rate (1-month LIBOR plus the applicable Pass-Through Margin), and ii) the weighted average mortgage rate minus the sum of the Expense Fee Rate and 0.50% (the "Available Funds Pass-Through Rate").

LIBOR Carry Over Amount:             If on any Distribution Date, the
                                     Pass-Through Rate is limited by the
                                     Available Funds Pass-Through Rate, you will be entitled to receive the excess of i) the interest distributable had the Pass-Through
                                     Rate been based on the LIBOR Rate (but not more than the weighted average maximum mortgage rate on all mortgage loans minus the sum of the Expense Fee Rate and 0.50%), over ii) the interest actually distributed based on the Available Funds Pass-Through
                                     Rate plus iii) interest thereon at the
                                     applicable Pass-Through Rate.

Expense Fee Rate:                    The sum of (i) the Trustee Fee Rate
                                     (0.0125%), (ii) the Certificate Insurer
                                     Premium Rate (0.21%), (iii) the Servicing
                                     Fee Rate (0.50%), and (iv) the per annum rate of the PMI Premiums (0.82%on the loans with PMI).

Special Servicing Fee:               $125 per loan per month for 18 consecutive
                                     months for all loans greater than 90 days delinquent. The Special Servicing Fee will be subordinate to cashflows to the offered certificates.



PRINCIPAL:

Principal Distribution Amount:       As of any Distribution Date will equal the
                                     least of (a) the Class A Certificate
                                     Balance, and (b) the sum of:

                                        (i)    the principal amount of all
                                               unscheduled monthly payments due
                                               on the Mortgage Loans or advanced
                                               during the related Collection
                                               Period;
                                        (ii)   the principal portion of all
                                               other unscheduled collections
                                               received during the related
                                               Collection Period (including,
                                               without limitation, full and
                                               partial principal prepayments
                                               made by the respective
                                               Mortgagors, Liquidation Proceeds,
                                               Insurance Proceeds (excluding
                                               proceeds paid in respect of the
                                               Certificate Insurance Policy) and
                                               PMI Insurance Proceeds); and
                                        (iii)  the Undercollateralization
                                               Amount; minus
                                        (iv)   the amount of any
                                               Overcollateralization Release
                                               Amount.


                                       3

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------


MORTGAGE POOL CHARACTERISTICS:

As of June 1, 1999 (the "Cut-off Date") the Depositor will deliver approximately $111,649,009 of Adjustable Rate Loans.

ADJUSTABLE RATE LOANS
Total Principal Balance:                      $111,649,009.11
Average Unpaid Principal Balance:             $109,674.86
Number of loans:                              1,018
Properties secured by First Liens:            100%
Weighted Average Gross Coupon:                10.278%
Weighted Average Gross Margin/Life Cap:       7.236%/16.701%
Weighted Average Original LTV:                81.10%
Loans with PMI:                               55.59%
Weighted Average Remaining Term:              349 mos.
Weighted Average Original Term:               359 mos.
Weighted Average Seasoning:                   10 mos.

Loan Type-
          6 Month LIBOR:                      5.78%
          2/28 - 6 Month LIBOR:               72.04%
          3/27 - 6 Month LIBOR:               18.04%
          5/25 - 6 Month LIBOR:               3.34%
          2/13 - 6 Month LIBOR:               0.50%
          3/17 - 6 Month LIBOR:               0.04%
          2/18 - 6 Month LIBOR:               0.21%
          2/08 - 6 Month LIBOR:               0.06%

Loan Purpose-
          Purchase:                           50.88%
          Cashout:                            35.42%
          Rate and Term Refinance:            13.71%

Owner Occupancy-
          Non- Owned:                         3.85%
          Owner Occupied:                     95.79%
          Second Home                         0.35%

Property Type-
          Single Family:                      85.27%
          2-4 Unit:                           2.36%
          Mobile Home:                        0.11%
          Condo:                              5.25%
          Townhouse:                          1.35%
          PUD                                 5.65%

Geographic Distribution:                      43 States & District of Columbia
States w/ >5% Concentrations:                 CA-26.74%, NJ-12.83% NY-8.79%,
                                              FL-5.32%, MI-5.02%


                                       4

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------


COLLATERAL INDEX AND ADJUSTMENT FREQUENCY:

                                                                                                 Weighted Avg.
Index                       Adj. Frequency       % of Pool           Gross WAC                    Gross Margin
--------------------------------------------------------------------------------------------------------------------------
2/08 Arm                       Semi-Annual          0.06%                 9.679%                      5.972%
2/13 Arm                       Semi-Annual          0.50                 10.419                       6.911
2/18 Arm                       Semi-Annual          0.21                 10.010                       6.413
2/28 Arm                       Semi-Annual         72.04                 10.344                       7.285
3/17 Arm                       Semi-Annual          0.04                  7.990                       4.400
3/27 Arm                       Semi-Annual         18.04                  9.838                       7.301
5/25 Arm                       Semi-Annual          3.34                  9.295                       6.538
6 Month LIBOR                  Semi-Annual          5.78                 11.416                       6.918
--------------------------------------------------------------------------------------------------------------------------
                                                  100.00%                10.278%                      7.236%




 PREPAYMENT SENSITIVITY ANALYSIS:

(TO CALL)
SCENARIO                                1            2              3             4             5             6           7
                                        -            -              -             -             -             -           -
CPR                                     0%          10%            20%           25%           30%           40%          50%
WAL (yrs.)                           20.38         7.12           3.63          2.85          2.33          1.64         1.20
Exp. Beg. Am.(mo.)                       1            1              1             1             1             1            1
Exp. End. Am.(mo.)                     339          228            120            94            77            54           40
Exp. End. Am.(date)                  09/27        06/18          06/09         04/07         11/05         12/03        10/02

(TO MATURITY)
SCENARIO                                1            2              3             4             5             6           7
                                        -            -              -             -             -             -           -
CPR                                     0%          10%            20%           25%           30%           40%          50%
WAL (yrs.)                           20.41         7.48           3.95          3.11          2.54          1.79         1.31
Exp. Beg. Am.(mo.)                       1            1              1             1             1             1            1
Exp. End. Am.(mo.)                     349          339            260           211           174           123           91
Exp. End. Am.(date)                  07/28        09/27          02/21         01/17         12/13         09/09        01/07





                                       5

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------


COLLATERAL CHARACTERISTICS


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                               % OF CUT-OFF DATE
             NO. OF INITIAL            AGGREGATE UNPAID                AGGREGATE
STATE        MORTGAGE LOANS           PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----        --------------           -----------------        -----------------
 AZ                      22                   1,726,349                 1.55%
 CA                     171                  29,857,484                26.74
 CO                      23                   2,684,556                 2.40
 CT                      35                   3,147,160                 2.82
 DC                       4                     300,707                 0.27
 DE                       5                     376,591                 0.34
 FL                      63                   5,934,553                 5.32
 GA                      14                   1,713,782                 1.53
 HI                       1                      82,051                 0.07
 IA                       5                     319,918                 0.29
 ID                       9                     691,322                 0.62
 IL                      12                   1,005,542                 0.90
 IN                       4                     157,319                 0.14
 KS                      10                     754,571                 0.68
 KY                       4                     204,445                 0.18
 LA                       8                     627,087                 0.56
 MA                      39                   4,410,954                 3.95
 MD                      19                   1,555,588                 1.39
 ME                       1                     101,394                 0.09
 MI                      56                   5,608,522                 5.02
 MN                      11                     982,678                 0.88
 MO                      14                     746,545                 0.67
 MS                       2                     169,625                 0.15
 MT                       1                      85,609                 0.08
 NC                       9                   1,107,465                 0.99
 NE                       9                     702,273                 0.63
 NH                      13                     837,421                 0.75
 NJ                     115                  14,319,098                12.83
 NM                       1                      92,504                 0.08
 NV                      15                   1,626,181                 1.46
 NY                      83                   9,809,689                 8.79
 OH                      25                   1,688,065                 1.51
 OK                      16                   1,134,141                 1.02
 OR                      10                   1,215,610                 1.09
 PA                      41                   3,124,533                 2.80
 RI                       8                     540,765                 0.48
 SC                       1                     147,114                 0.13
 TX                      63                   4,940,863                 4.43
 UT                      32                   3,306,805                 2.96
 VA                       8                     657,603                 0.59
 WA                      17                   1,695,636                 1.52
 WI                      17                   1,246,661                 1.12
 WV                       1                      31,008                 0.03
 WY                       1                     181,223                 0.16
                      -----                ------------               -------
                      1,018                $111,649,009               100.00%
                      =====                ============               =======


                                       6


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------



                                      LOAN-TO-VALUE RATIOS

                                                                                               % OF CUT-OFF DATE
                RANGE OF                  NO. OF INITIAL          AGGREGATE UNPAID                     AGGREGATE
LOAN-TO-VALUE RATIOS (%)                  MORTGAGE LOANS         PRINCIPAL BALANCE            PRINCIPAL BALANCE
------------------------                  --------------         -----------------            -----------------
 0.01   -           20.00                              1                    58,726                      0.05%
20.01   -           25.00                              1                    48,840                      0.04
25.01   -           30.00                              1                    45,014                      0.04
30.01   -           35.00                              1                    67,517                      0.06
35.01   -           40.00                              5                   167,601                      0.15
40.01   -           45.00                              4                   344,789                      0.31
45.01   -           50.00                              5                   356,290                      0.32
50.01   -           55.00                             11                 1,260,699                      1.13
55.01   -           60.00                             18                 1,590,898                      1.42
60.01   -           65.00                             69                 6,352,871                      5.69
65.01   -           70.00                             66                 5,631,321                      5.04
70.01   -           75.00                             78                 8,750,996                      7.84
75.01   -           80.00                            250                26,359,656                     23.61
80.01   -           85.00                            231                28,184,105                     25.24
85.01   -           90.00                            270                31,371,820                     28.10
90.01   -           95.00                              5                   737,354                      0.66
95.01   -           96.72                              2                   320,513                      0.29
                                                   =====              ============                    =======
                                                   1,018              $111,649,009                    100.00%
                                                   =====              ============                    =======

-----------------
The weighted average Loan-to-Value ratio, as of the Cut-Off Date was 81.10%



                                     INITIAL MORTGAGE LOANS TYPE

                                                                                    % OF CUT-OFF DATE
                               NO. OF INITIAL          AGGREGATE UNPAID                     AGGREGATE
      LOAN TYPE                MORTGAGE LOANS         PRINCIPAL BALANCE            PRINCIPAL BALANCE
      ---------                --------------         -----------------            -----------------
2/08 Six Month LIBOR                        2                    65,435                      0.06%
2/13 Six Month LIBOR                       14                   553,401                      0.50
2/18 Six Month LIBOR                        3                   234,082                      0.21
2/28 Six Month LIBOR                      754                80,431,297                     72.04
3/17 Six Month LIBOR                        1                    43,706                      0.04
3/27 Six Month LIBOR                      166                20,138,803                     18.04
5/25 Six Month LIBOR                       27                 3,728,459                      3.34
     Six Month LIBOR                       51                 6,453,826                      5.78
                                        -----              ------------                    -------
                                        1,018              $111,649,009                    100.00%
                                        =====              ============                    =======


                                       7

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------



                       PRINCIPAL BALANCES OF THE INITIAL MORTGAGE LOANS AT ORIGINATION
                                                                                               % OF CUT-OFF DATE
           RANGE OF PRINCIPAL                  NO. OF INITIAL       AGGREGATE UNPAID                   AGGREGATE
      BALANCES AT ORIGINATION                  MORTGAGE LOANS      PRINCIPAL BALANCE          PRINCIPAL BALANCE
      -----------------------                  --------------      -----------------          -----------------
      0.01   -            25,000.00                  18                398,029                           0.36%
 25,000.01   -            50,000.00                 136              5,159,292                           4.62
 50,000.01   -            75,000.00                 202             12,396,903                          11.10
 75,000.01   -           100,000.00                 181             15,341,555                          13.74
100,000.01   -           125,000.00                 138             15,179,718                          13.60
125,000.01   -           150,000.00                 114             15,262,348                          13.67
150,000.01   -           175,000.00                  70             11,040,045                           9.89
175,000.01   -           200,000.00                  51              9,333,057                           8.36
200,000.01   -           225,000.00                  31              6,354,936                           5.69
225,000.01   -           250,000.00                  23              5,366,253                           4.81
250,000.01   -           275,000.00                  19              4,814,647                           4.31
275,000.01   -           300,000.00                  16              4,560,833                           4.08
300,000.01   -           325,000.00                   6              1,865,975                           1.67
325,000.01   -           350,000.00                   7              2,303,058                           2.06
350,000.01   -           400,000.00                   5              1,864,619                           1.67
400,000.01   -           450,000.00                   1                407,743                           0.37
                                                  -----           ------------                         -------
                                                  1,018           $111,649,009                         100.00%
                                                  =====           ============                         =======

The weighted average Principal Balance at Origination was $112,219.73


                    PRINCIPAL BALANCES OF THE INITIAL MORTGAGE LOANS AT THE CUT-OFF DATE
                                                                                               % OF CUT-OFF DATE
                 RANGE OF PRINCIPAL            NO. OF INITIAL       AGGREGATE UNPAID                   AGGREGATE
           BALANCES AT CUT-OFF DATE            MORTGAGE LOANS      PRINCIPAL BALANCE          PRINCIPAL BALANCE
           ------------------------            --------------      -----------------          -----------------
      0.01   -            25,000.00                  20                447,200                           0.40%
 25,000.01   -            50,000.00                 141              5,454,334                           4.89
 50,000.01   -            75,000.00                 213             13,388,226                          11.99
 75,000.01   -           100,000.00                 173             14,995,238                          13.43
100,000.01   -           125,000.00                 143             16,038,603                          14.37
125,000.01   -           150,000.00                 113             15,486,848                          13.87
150,000.01   -           175,000.00                  67             10,873,681                           9.74
175,000.01   -           200,000.00                  50              9,407,926                           8.43
200,000.01   -           225,000.00                  26              5,488,658                           4.92
225,000.01   -           250,000.00                  26              6,211,877                           5.56
250,000.01   -           275,000.00                  15              3,949,976                           3.54
275,000.01   -           300,000.00                  12              3,465,048                           3.10
300,000.01   -           325,000.00                   8              2,509,941                           2.25
325,000.01   -           350,000.00                   5              1,659,092                           1.49
350,000.01   -           400,000.00                   5              1,864,619                           1.67
400,000.01   -           450,000.00                   1                407,743                           0.37
                                                  -----           ------------                         -------
                                                  1,018           $111,649,009                         100.00%
                                                  =====           ============                         =======

The weighted average Principal Balance at the Cut-Off Date was $109,674.86



                                       8

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                      ORIGINAL TERM TO MATURITY
                                                                            % OF CUT-OFF DATE
                  NO. OF INITIAL           AGGREGATE UNPAID                         AGGREGATE
MONTHS            MORTGAGE LOANS          PRINCIPAL BALANCE                PRINCIPAL BALANCE
------            --------------          -----------------                -----------------
   120                         3                    122,983                          0.11%
   180                        14                    553,401                          0.50
   240                         4                    277,788                          0.25
   360                       997                110,694,837                         99.15
                           -----               ------------                        -------
                           1,018               $111,649,009                        100.00%
                           =====               ============                        =======

          The weighted average Original Term to Maturity at the Cut-Off Date was 359 months.


                                 REMAINING TERM TO MATURITY
                                                                                        % OF CUT-OFF DATE
                               NO. OF INITIAL          AGGREGATE UNPAID                         AGGREGATE
  RANGE OF MONTHS              MORTGAGE LOANS         PRINCIPAL BALANCE                PRINCIPAL BALANCE
  ---------------              --------------         -----------------                -----------------
 61   -        120                          3                   122,983                            0.11%
121   -        180                         14                   553,401                            0.50
181   -        240                          4                   277,788                            0.25
301   -        360                        997               110,694,837                           99.15
                                        -----              ------------                          -------
                                        1,018              $111,649,009                          100.00%
                                        =====              ============                          =======

          The weighted average Remaining Term to Maturity at the Cut-Off Date was 349 months.


                                            DOCUMENTATION TYPE
                                                                                             % OF CUT-OFF DATE
                                   NO. OF INITIAL           AGGREGATE UNPAID                         AGGREGATE
    DOCUMENTATION TYPE             MORTGAGE LOANS          PRINCIPAL BALANCE                PRINCIPAL BALANCE
    ------------------             --------------          -----------------                -----------------
Alternate Documentation                        56                  6,682,137                            5.98%
     Full Documentation                       699                 73,310,652                           65.66
          Stated Income                       263                 31,656,220                           28.35
                                            -----               ------------                          -------
                                            1,018               $111,649,009                          100.00%
                                            =====               ============                          =======


                                     OCCUPANCY TYPES
                                                                                       % OF CUT-OFF DATE
                              NO. OF INITIAL          AGGREGATE UNPAID                         AGGREGATE
  OCCUPANCY TYPE              MORTGAGE LOANS         PRINCIPAL BALANCE                PRINCIPAL BALANCE
  --------------              --------------         -----------------                -----------------
Investor Property                         53                 4,299,907                          3.85%
          Primary                        960               106,954,118                         95.79
        Secondary                          5                   394,985                          0.35
                                       -----              ------------                        -------
                                       1,018              $111,649,009                        100.00%
                                       =====              ============                        =======



                                       9

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------



                        RISK CATEGORIES OF INITIAL MORTGAGE LOANS
                                                                                   % OF CUT-OFF DATE
                          NO. OF INITIAL          AGGREGATE UNPAID                         AGGREGATE
RISK GRADE                MORTGAGE LOANS         PRINCIPAL BALANCE                PRINCIPAL BALANCE
----------                --------------         -----------------                -----------------
    A                                224                28,303,786                            25.35%
    A-                               342                39,398,105                            35.29
    B                                210                23,269,843                            20.84
    C                                154                13,925,922                            12.47
    C-                                21                 1,674,415                             1.50
    D                                 59                 4,763,904                             4.27
    E                                  8                   313,034                             0.28
                                   -----              ------------                           -------
                                   1,018              $111,649,009                           100.00%
                                   =====              ============                           =======


                                     PROPERTY TYPES
                                                                                      % OF CUT-OFF DATE
                             NO. OF INITIAL          AGGREGATE UNPAID                         AGGREGATE
 PROPERTY TYPE               MORTGAGE LOANS         PRINCIPAL BALANCE                PRINCIPAL BALANCE
 -------------               --------------         -----------------                -----------------
   2-4 Family                            28                 2,638,051                             2.36%
        Condo                            62                 5,864,738                             5.25
  Mobile Home                             2                   122,679                             0.11
          PUD                            56                 6,311,534                             5.65
Single Family                           850                95,205,611                            85.27
     Townhome                            20                 1,506,396                             1.35
                                      -----              ------------                           -------
                                      1,018              $111,649,009                           100.00%
                                      =====              ============                           =======



                                  PURPOSES OF INITIAL MORTGAGE LOANS
                                                                                             % OF CUT-OFF DATE
                                    NO. OF INITIAL          AGGREGATE UNPAID                         AGGREGATE
         LOAN PURPOSE               MORTGAGE LOANS         PRINCIPAL BALANCE                PRINCIPAL BALANCE
         ------------               --------------         -----------------                -----------------
      Refinance-Cashout                        380                39,541,833                            35.42%
               Purchase                        500                56,805,215                            50.88
Rate and Term Refinance                        138                15,301,961                            13.71
                                             -----              ------------                           -------
                                             1,018              $111,649,009                           100.00%
                                             =====              ============                           =======



                        NUMBER OF DAYS DELINQUENT (AS OF 5/17/1999)
                                                                                   % OF CUT-OFF DATE
                          NO. OF INITIAL          AGGREGATE UNPAID                         AGGREGATE
NO. OF DAYS               MORTGAGE LOANS         PRINCIPAL BALANCE                PRINCIPAL BALANCE
-----------               --------------         -----------------                -----------------
    0 -    29                        990               109,591,105                            98.16%
   30 -    59                         28                 2,057,905                             1.84
                                   -----              ------------                           -------
                                   1,018              $111,649,009                           100.00%
                                   =====              ============                           =======


                                       10


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------



                                                               CURRENT RATE
                                                                                                                   % OF CUT-OFF DATE
                          RANGE OF                   NO. OF INITIAL           AGGREGATE UNPAID                             AGGREGATE
                MORTGAGE RATES (%)                   MORTGAGE LOANS          PRINCIPAL BALANCE                    PRINCIPAL BALANCE
                ------------------                   --------------          -----------------                    -----------------
            7.01   -               7.50                           4                    755,319                               0.68%
            7.51   -               8.00                          23                  3,119,188                               2.79
            8.01   -               8.50                          45                  7,142,299                               6.40
            8.51   -               9.00                         104                 14,447,994                              12.94
            9.01   -               9.50                         106                 13,204,579                              11.83
            9.51   -              10.00                         156                 16,822,413                              15.07
           10.01   -              10.50                         128                 14,162,513                              12.68
           10.51   -              11.00                         132                 12,904,472                              11.56
           11.01   -              11.50                          72                  6,595,647                               5.91
           11.51   -              12.00                          86                  8,849,028                               7.93
           12.01   -              12.50                          52                  5,070,824                               4.54
           12.51   -              13.00                          43                  3,682,960                               3.30
           13.01   -              13.50                          22                  1,689,629                               1.51
           13.51   -              14.00                          12                  1,083,059                               0.97
           14.01   -              14.50                          13                    770,871                               0.69
           14.51   -              15.00                           7                    438,380                               0.39
           15.01   -              15.50                           6                    702,183                               0.63
           15.51   -              16.00                           4                    122,076                               0.11
           16.01   -              16.50                           1                     31,225                               0.03
           16.51   -              17.00                           2                     54,351                               0.05
                                                              -----               ------------                             -------
                                                              1,018               $111,649,009                             100.00%
                                                              =====               ============                             =======

The weighted average Current Rate at the Cut-Off Date was 10.278%.


                                                               GROSS MARGIN
                                                                                                                   % OF CUT-OFF DATE
                        RANGE OF                     NO. OF INITIAL           AGGREGATE UNPAID                             AGGREGATE
                GROSS MARGINS (%)                    MORTGAGE LOANS          PRINCIPAL BALANCE                    PRINCIPAL BALANCE
                -----------------                    --------------          -----------------                    -----------------
            3.51   -               4.00                           1                     29,101                               0.03%
            4.01   -               4.50                           6                    660,395                               0.59
            4.51   -               5.00                           9                  1,480,777                               1.33
            5.01   -               5.50                          31                  3,690,094                               3.31
            5.51   -               6.00                          78                  8,626,701                               7.73
            6.01   -               6.50                         143                 17,783,474                              15.93
            6.51   -               7.00                         162                 18,936,782                              16.96
            7.01   -               7.50                         184                 22,030,558                              19.73
            7.51   -               8.00                         128                 13,130,383                              11.76
            8.01   -               8.50                          97                  9,309,184                               8.34
            8.51   -               9.00                          84                  8,057,475                               7.22
            9.01   -               9.50                          49                  4,441,195                               3.98
            9.51   -              10.00                          26                  2,066,404                               1.85
           10.01   -              10.50                          14                  1,001,368                               0.90
           10.51   -              11.00                           4                    348,887                               0.31
           11.01   -              11.50                           2                     56,231                               0.05
                                                              -----               ------------                             -------
                                                              1,018               $111,649,009                             100.00%
                                                              =====               ============                             =======

The weighted average Gross Margin at the Cut-Off Date was 7.236%.

                                       11

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------




                                        INITIAL RATE CAP FOR INITIAL MORTGAGE LOANS
                                                                                                   % OF CUT-OFF DATE
                                     NO. OF INITIAL           AGGREGATE UNPAID                             AGGREGATE
           RATE CAP (%)              MORTGAGE LOANS          PRINCIPAL BALANCE                    PRINCIPAL BALANCE
           ------------              --------------          -----------------                    -----------------
                   1.50                          52                  6,551,715                                 5.87%
                   3.00                         966                105,097,295                                94.13
                                                ---                -----------                               ------
                                              1,018               $111,649,009                               100.00%
                                              =====               ============                               =======

       The weighted average Initial Rate Cap at the Cut-Off Date was 2.912%.


                                        PERIODIC RATE CAP FOR INITIAL MORTGAGE LOANS
                                                                                                   % OF CUT-OFF DATE
                                     NO. OF INITIAL           AGGREGATE UNPAID                             AGGREGATE
           RATE CAP (%)              MORTGAGE LOANS          PRINCIPAL BALANCE                    PRINCIPAL BALANCE
           ------------              --------------          -----------------                    -----------------
                   1.50                       1,018                111,649,009                               100.00%
                                              -----               ------------                               -------
                                              1,018               $111,649,009                               100.00%
                                              =====               ============                               =======



                                    NEXT RATE ADJUSTMENT DATE FOR INITIAL MORTGAGE LOANS
                                                                                                   % OF CUT-OFF DATE
        NEXT ADJUSTMENT              NO. OF INITIAL          AGGREGATE UNPAID                              AGGREGATE
                   DATE              MORTGAGE LOANS         PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                   ----              --------------         -----------------                     -----------------
                1999-07                           2                   127,724                                0.11%
                1999-08                          34                 4,376,796                                3.92
                1999-09                          15                 1,949,305                                1.75
                1999-11                           1                    97,889                                0.09
                2000-02                           1                   131,813                                0.12
                2000-04                           1                    67,517                                0.06
                2000-05                           2                   316,027                                0.28
                2000-06                           4                   363,662                                0.33
                2000-07                         146                16,312,558                               14.61
                2000-08                         352                36,111,387                               32.34
                2000-09                         266                27,953,314                               25.04
                2000-10                           1                    93,133                                0.08
                2001-07                          38                 4,874,459                                4.37
                2001-08                          76                 8,740,807                                7.83
                2001-09                          52                 6,404,158                                5.74
                2003-07                           8                   985,363                                0.88
                2003-08                          14                 1,881,082                                1.68
                2003-09                           5                   862,014                                0.77
                                              -----              ------------                              -------
                                              1,018              $111,649,009                              100.00%
                                              =====              ============                              =======

       The weighted average months to the Next Rate Adjustment Date at the Cut-Off Date was 16.76.





                                       12

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------



                                         LIFE TIME RATE CAP FOR INITIAL MORTGAGE LOANS
                                                                                               % OF CUT-OFF DATE
                      RANGE OF LIFE         NO. OF INITIAL             AGGREGATE UNPAID                AGGREGATE
                 TIME RATE CAPS (%)         MORTGAGE LOANS            PRINCIPAL BALANCE       PRINCIPAL BALANCE
                 ------------------         --------------            -----------------       -----------------
                  13.51   -   14.00                      6                      885,105                   0.79%
                  14.01   -   14.50                     25                    3,447,047                   3.09
                  14.51   -   15.00                     46                    7,272,895                   6.51
                  15.01   -   15.50                    113                   15,610,092                  13.98
                  15.51   -   16.00                    109                   13,391,421                  11.99
                  16.01   -   16.50                    155                   16,782,997                  15.03
                  16.51   -   17.00                    130                   14,623,438                  13.10
                  17.01   -   17.50                    134                   13,228,143                  11.85
                  17.51   -   18.00                     72                    6,715,100                   6.01
                  18.01   -   18.50                     77                    7,598,917                   6.81
                  18.51   -   19.00                     45                    4,216,860                   3.78
                  19.01   -   19.50                     40                    3,127,429                   2.80
                  19.51   -   20.00                     21                    1,547,422                   1.39
                  20.01   -   20.50                     12                    1,083,059                   0.97
                  20.51   -   21.00                     13                      770,871                   0.69
                  21.01   -   21.50                      7                      438,380                   0.39
                  21.51   -   22.00                      6                      702,183                   0.63
                  22.01   -   22.50                      4                      122,076                   0.11
                  22.51   -   23.00                      1                       31,225                   0.03
                  23.01   -   23.50                      2                       54,351                   0.05
                                                     -----                 ------------                 -------
                                                     1,018                 $111,649,009                 100.00%
                                                     =====                 ============                 =======

       The weighted average Life Time Rate Cap at the Cut-Off Date was 16.701%.

                                        LIFE TIME RATE FLOOR FOR INITIAL MORTGAGE LOANS
                                                                                                      % OF CUT-OFF DATE
                       RANGE OF LIFE        NO. OF INITIAL             AGGREGATE UNPAID                       AGGREGATE
                TIME RATE FLOORS (%)        MORTGAGE LOANS            PRINCIPAL BALANCE              PRINCIPAL BALANCE
                --------------------        --------------            -----------------              -----------------
                   7.01   -     7.50                     6                      885,105                   0.79%
                   7.51   -     8.00                    25                    3,447,047                   3.09
                   8.01   -     8.50                    46                    7,272,895                   6.51
                   8.51   -     9.00                   113                   15,610,092                  13.98
                   9.01   -     9.50                   109                   13,391,421                  11.99
                   9.51   -    10.00                   155                   16,782,997                  15.03
                  10.01   -    10.50                   130                   14,623,438                  13.10
                  10.51   -    11.00                   134                   13,228,143                  11.85
                  11.01   -    11.50                    72                    6,715,100                   6.01
                  11.51   -    12.00                    77                    7,598,917                   6.81
                  12.01   -    12.50                    45                    4,216,860                   3.78
                  12.51   -    13.00                    40                    3,127,429                   2.80
                  13.01   -    13.50                    21                    1,547,422                   1.39
                  13.51   -    14.00                    12                    1,083,059                   0.97
                  14.01   -    14.50                    13                      770,871                   0.69
                  14.51   -    15.00                     7                      438,380                   0.39
                  15.01 -      15.50                     6                      702,183                   0.63
                  15.51 -      16.00                     4                      122,076                   0.11
                  16.01 -      16.50                     1                       31,225                   0.03
                  16.51 -      17.00                     2                        4,351                   0.05
                                                     -----                 ------------                 -------
                                                     1,018                 $111,649,009                 100.00%
                                                     =====                 ============                 =======

        The weighted average Life Time Rate Floor at the Cut-Off Date was
10.201%.


                                       13

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449 - 5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                       14

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Recipients must read the information contained in the attached statement. Do not
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statement. If you have not received the statement, call your Merrill Lynch
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
[GRAPHIC OMITTED]      COMPUTATIONAL MATERIALS FOR MLMI MORTGAGE LOAN ASSET
MERILL LYNCH           BACKED CERTIFICATES, SERIES 1999-H2
--------------------------------------------------------------------------------


FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED FINANCE GROUP
--------------------------
PETE CERWIN                   (212) 449-3270
MIKE MURPHY                   (212) 449-0843
ANOJJA PERSAD                 (212) 449-3780

TRADING
-------
VINCE MORA                    (212) 449-5320
DAN PACE                      (212) 449-5320

ASSET BACKED RESEARCH
---------------------
CHRIS FLANAGAN                (212) 449-1655
RALPH DISERIO                 (212) 449-1629
RYAN ASATO                    (212) 449-9622



                                       15

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statement. If you have not received the statement, call your Merrill Lynch
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